SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Feb-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Feb-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Feb-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Feb-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Feb-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    200,000,000         414,771          N/A 199,585,229
A-2    140,000,000       1,332,083          N/A 138,667,917
A-IO   290,700,000               0          N/A 289,206,440
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      400,000,050               0          N/A 398,253,147
R               50              50          N/A           0
Total  400,000,050       1,746,904           0  398,253,147



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      325,875               0     2.17250%
  A-2      230,738               0     2.19750%
 A-IO    1,499,912               0     6.17250%
  M-1       58,061               0     2.97750%
  M-2       52,404               0     3.67750%
    B       52,622               0     4.67750%
    X      722,733               0
    R            0               0     2.19750%
Total    2,942,345               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7          2.073854    1.629375     0.000000      997.926146
A-2  22540V UG 5          9.514876    1.648125     0.000000      990.485124
A-IO 22540V UH 3          0.000000    5.159655     0.000000      994.862196
M-1  22540V UK 6          0.000000    2.233125     0.000000     1000.000000
M-2  22540V UL 4          0.000000    2.758125     0.000000     1000.000000
B    22540V UM 2          0.000000    3.508125     0.000000     1000.000000
X    22540V UN 0          0.000000    1.806833     0.000000      995.632742
R    22540V UJ 9       1000.000000    1.600000     0.000000        0.000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  186,111,714  164,613,169     350,724,884
     Scheduled Principal                99,759       77,582         177,341
     Prepays (Includes Curtail)        315,012    1,254,551       1,569,563
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit             414,771    1,332,133       1,746,904
     Net Realized Losses                     0            0               0
Ending Balance                     185,696,944  163,281,037     348,977,980
Count                                    1,613        1,339           2,952

Prefunding Account:
Beginning Balance                   49,275,166            0      49,275,166
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                      49,275,166            0      49,275,166

Ending Collateral Balance          234,972,110  163,281,037     398,253,147
Ending OC Amount                                                          0

Interest Distributions:
Sched Int (Net of Serv Fee)          1,417,436    1,230,576       2,648,012
Cap Int Account withdrawals            313,286            0         313,286
Less Relief Act Int Short                    0            0               0
                                     1,730,722    1,230,576       2,961,298
Capitalized Interest Account:
Beginning Balance                      848,500            0         848,500
plus: Investment Income                      0            0               0
less: Cap Int Requirement              313,286            0         313,286
less: Withdraw Overfunded Int                0            0               0
Ending Balance                         535,214            0         535,214

                                     GROUP 1      GROUP 2        TOTAL

Servicing Fee                           77,547       68,589         146,135
Trustee Fee                                775          686           1,461
Credit Risk Manager Fee                  2,714        2,401           5,115
FSA Premium                             10,000        7,000          17,000


Current  Advances                       20,762      271,629         292,391
Outstanding  Advances                   20,762      271,629         292,391

Delinquency Information

   30-59 days     delinq    60-89    delinq      90+ days    delinq
    Count         Balance   Count    Balance     Count       Balance
Grp 1    3         276,212    0            0         0             0
Grp 2   91       9,558,173    9      804,720         1        42,102
Total   94       9,834,385    9      804,720         1        42,102
*Note:  The above statistics do not include loans in Fore., Bank., or REO

     Foreclosure                   Bankruptcy
     Count         Balance         Count       Balance
Grp 1            0               0           0            0
Grp 2            0               0           0            0
Total            0               0           0            0

                   REO
     Count         Balance         Market Value
Grp 1         0.00            0.00        0.00
Grp 2         0.00            0.00        0.00
Total         0.00            0.00        0.00


Number of Loans with Prepayment Premiums                                  3
Amount of Prepayment Premiums                                         4,623


Delinquency Rate (> 60 Days)                                         0.2126%
Rolling Three Month Delinquency Rate                                 0.2126%


Realized Losses incurred during the related Due Period                    0
Cumulative Net Realized Losses since Startup Day                          0


Weighted Average Term to Maturity of Mortgage Loans                      344
Weighted Average Gross Coupon of Mortgage Loans                      9.5601%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.4091%


Net WAC (gross of FSA fee)                                           9.0376%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       15.0658%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA